UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 22, 2016

OWC PHARMACEUTICAL RESEARCH CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 333-209530

Delaware	98-0573566
(State of Incorporation	(I.R.S. Employer Identification No.)

22 Shacham St, P.O,B, 8324, Petach Tikva, Israel	4918103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: +972-3-917-1921

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement

On September 28, 2016, OWC Pharmaceutical Research Corp.’s wholly-owned Israeli subsidiary, One World Cannabis Ltd. (“OWC Ltd”), entered into a loan agreement (the “Loan Agreement”) with Medmar LLC, organized under the laws of the State of Maryland (“Medmar”), effective as of September 22, 2016 (the “Effective Date”), pursuant to which Medmar has agreed to loan OCW Ltd a total of $300,000 (the “Loan”) on a non-interest bearing basis, with no conversion rights. Medmar will fund the Loan in six equal installments of $50,000 each, as follows: (i) 1st installment was released to OWC Ltd on September 22, 2016; (ii) 2nd installment on October 1, 2016; (iii) 3rd installment on November 1, 2016; (iv) 4th installment on December 1, 2016; (v) 5th installment on January 1, 2017; and (vi) 6th installment on February 1, 2017. The Loan, as noted above, bears no interest, is not convertible, is due in 36 months from the Effective Date, and repayment shall be made only by the set off of royalties payable by Medmar to OWC Ltd, as discussed below.

The Loan Agreement further provides that: (i) prior to the full repayment of the Loan, which OWC Ltd may prepay at any time, if and to the extent Medmar is required to pay any royalties to OWC under a License Agreement dated March 17, 2016, Medmar shall set off such royalties from the outstanding principal balance of the Loan; (ii) OWC shall not be required to pay the Loan other than through the set off from the royalties; and (iii) the Loan is a non-recourse loan, meaning that if and to the extent that the royalties are insufficient for any reason in order to fully repay the Loan, Medmar waived any right and/or claim to any deficiency.

In addition, the Loan Agreement also provides that: (i) subject to Medmar funding the entire Loan, Medmar shall receive the exclusive right to manufacture, produce, publicize, promote and market the OWC’s Licensed Products (as defined in the above-referenced License Agreement) in any state in the U.S., subject to a new license agreement to be negotiated and signed between the parties with respect to each and every state; (ii) the rights to be granted to Medmar under (i) above shall expire within three (3) years subject to certain conditions and limitations; and (iii) the right of first refusal agreement between the parties that was executed on February 8, 2016 providing Medmar certain rights in connection with the commercialization of Licensed Products in the States of Hawaii and Pennsylvania be terminated.

The foregoing description of the Loan Agreement are qualified in their entirety by reference to the full text of thereof, a copy of which is attached hereto as Exhibit 10.9, which is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits.

(b) The following document is filed an exhibit to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description

10.9	Loan Agreement between OWC Ltd and Medmar dated September 28, 2016, filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWC Pharmaceutical Research Corp.

By:	/s/: Mordechai Bignitz
Name:	Mordechai Bignitz
Title:	Chief Executive Officer

Date: September 29, 2016

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